Exhibit 10.10A

FIRST AMENDMENT
TO
NOTE AGREEMENT

     THIS FIRST AMENDMENT TO NOTE AGREEMENT (this “Amendment”) is made to the Note Agreement dated June 19, 1998 (the “Note Agreement”) between CHS Inc. (formerly known as Cenex Harvest States Cooperatives), a nonstock agricultural cooperative organized under the laws of the State of Minnesota (the “Company”) and the Purchasers listed on Schedule A attached thereto, under which the Company issued and sold its 6.81% Series A Senior Notes due June 19, 2013 (the “Notes”). This Amendment shall be effective as of the time specified in Section 7 below.

     WHEREAS, the Company has requested that the holders of the Notes agree to certain amendments to the Note Agreement as set forth below; and

     WHEREAS, the Company and holders of the Notes signing this Amendment desire to amend the Note Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Note Agreement if defined therein.

2. Amendment to Section 6C. Section 6C of the Note Agreement is hereby amended and restated to read as follows:

“6C. Priority Debt. The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth at the time of such creation, issuance, incurrence or assumption.”

3. Amendment to Article 6. Article 6 of the Note Agreement is hereby amended by adding the following Section 6J:

“6J. Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity. The Company shall not permit the ratio of Adjusted Consolidated Funded Debt to Consolidated Members’ and Patrons’ Equity to exceed .80 to 1.00 at any time.”

4. Amendment to Section 10B, addition of Definitions. Section 10B of the Note Agreement is hereby amended by adding the following three definitions:

“Adjusted Consolidated Funded Debt” means Consolidated Funded Debt, plus the net present value of operating leases of the Company and its Subsidiaries as discounted by a rate of 10% per annum.”

“Consolidated Funded Debt” means as of any date of determination, the total of all Funded Debt of the Company and its Subsidiaries outstanding on such date, after elimination all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with generally accepted accounting principles.”

“Consolidated Members’ and Patrons’ Equity” means, with respect to the Company and its Subsidiaries, the amount of equity accounts, plus (or minus in the case of a deficit) the amount of surplus and retained earnings accounts of the Company and its Subsidiaries, plus (or minus in the case of a deficit) the minority interests in Subsidiaries; provided that the total amount of intangible assets of the Company and its Subsidiaries (including, without limitation, unamortized debt discount and expense, deferred charges and goodwill) included therein shall not exceed $30,000,000 (and to the extent such intangible assets exceed $30,000,000, they will not be included in the calculation of Consolidated Members’ and Patrons’ Equity); all as determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied.”

5. Amendment to Section 10B, definition of Consolidated Cash Flow. Section 10B of the Note Agreement is hereby amended by amending and restating the definition of “Consolidated Cash Flow” to read as follows:

“Consolidated Cash Flow” for any period shall mean the sum of (i) earnings before income taxes of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with generally accepted accounting principles, plus (ii) the amounts that have been deducted in the determination of such earnings before income taxes for such period for (a) interest expense, (b) depreciation, (c) amortization, and (d) extraordinary non-cash or one-time non-cash losses, minus (iii) the amounts that have been included in the determination of such earnings before income taxes for such period for (a) one-time gains, (b) extraordinary income, (c) non-cash patronage income, and (d) non-cash equity earnings in joint ventures.”

6. Company Representations. The Company hereby represents and warrants that, this Amendment has been duly authorized, executed and delivered by it and that, both before and after giving effect to this Amendment, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of execution and delivery of this letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) no Default or Event of Default has occurred and is continuing under the Note Agreement.

7. Effective Date. This Amendment shall become effective when it has been executed by the Company and the Required Holder(s) and copies hereof as so executed shall have been delivered to the holders of the Notes.

8. General Provisions.

8.1 The Note Agreement, except as expressly modified herein, shall continue in full force and effect and shall continue to be binding upon the parties thereto.

8.2 The execution, delivery and effectiveness of the Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement.

9. Reference to and Effect on Note Agreement. Upon the effectiveness of the amendments in this Amendment, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Amendment.

10. Expenses. The Company herby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any holder of Notes, all reasonable out-of-pocket costs and expenses, including attorney’s fees and expenses, incurred by any holder of Notes in connection with this Amendment or the transactions contemplated hereby, in enforcing any rights under this Amendment, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Amendment or the transactions contemplated hereby. The obligations of the Company under this Section 10 shall survive transfer by any holder of Notes of any Note and payment of any Note.

11. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois.

12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[EXECUTION PAGES BEGIN ON THE NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Note Agreement to be executed by their duly authorized officers effective as of the Effective Date.

COMPANY:

CHS Inc.

By:

Name: John Schmitz
Title: Executive Vice President and Chief
Financial Officer

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By:

Title:

THE MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:

Title:

MTL INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:

Title:

THE CATHOLIC AID ASSOCIATION

By: Advantus Capital Management, Inc.

By:

Title:

NATIONAL TRAVELERS LIFE COMPANY

By: Advantus Capital Management, Inc.

By:

Title:

UNITY MUTUAL LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By:

Title:

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:

Title:

GUARANTEE RESERVE LIFE INSURANCE COMPANY

By: Bankers Trust Co.

By:

Title:

THE BALTIMORE LIFE INSURANCE COMPANY

By:

Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:

Title:

THE GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

By:

Title:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:

Title:

MUTUAL OF OMAHA INSURANCE COMPANY

By:

Title:

COMPANION LIFE INSURANCE COMPANY

By:

Title:

By:

Title:

KNIGHTS OF COLUMBUS

By:

Title:

SUN LIFE FINANCIAL
By:

Title:

MODERN WOODMEN OF AMERICA

By:

Title:

MIDLAND NATIONAL LIFE INSURANCE

By:

Title:

By:

Title:

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

By:

Title:

PROVIDENTMUTUAL LIFE AND ANNUITY
COMPANY OF AMERICA

By:

Title:

AMERITAS LIFE INSURANCE CORP.

By: Ameritas Investment Advisors, Inc. as Agent

By:

Title:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:

Title:

THE SECURITY FINANCIAL LIFE INSURANCE CO.

By:

Title:

WOODMEN ACCIDENT AND LIFE COMPANY

By:

Title: